Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data
Factors Affecting Comparability
The following tables present our financial results, operating data, EBITDA, adjusted EBITDA, and distributable cash flow for each quarterly period through June 30, 2014. For periods prior to the initial public offering (IPO) on July 26, 2013, the historical results of operations include our predecessor for accounting purposes. Effective March 1, 2014, we acquired the Gold Line products system and the Medford spheres (collectively, the “acquired assets”) from Phillips 66 (the “acquisition”). The consolidated financial and operating information included in the tables below have been retrospectively adjusted to include the historical results of the acquired assets. We refer to our pre-IPO predecessor and the operations of the acquired assets prior to their acquisition collectively as our “predecessors.” Differences in revenues and expenses for the periods prior to and after the acquisition are detailed in the “Factors Affecting the Comparability of Our Financial Results” in Exhibit 99.2—Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 23, 2014. The following tables do not include adjusted EBITDA and distributable cash flow for the periods prior to the IPO.

STATEMENT OF INCOME

PHILLIPS 66 PARTNERS LP

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Transportation and terminaling services—related parties	**	**	21.1	29.8	50.9	35.3	54.5			89.8
Transportation and terminaling services—third parties	**	**	—	0.1	0.1	0.6	2.4			3.0
Other income	**	**	0.1	0.1	0.2	0.1	—			0.1
Total revenues	**	**	21.2	30.0	51.2	36.0	56.9			92.9

Costs and Expenses
Operating and maintenance expenses	**	**	5.9	7.7	13.6	8.3	13.0			21.3
Depreciation	**	**	1.1	1.5	2.6	2.4	3.9			6.3
General and administrative expenses	**	**	1.8	3.1	4.9	5.6	5.4			11.0
Taxes other than income taxes	**	**	0.3	0.4	0.7	0.6	1.0			1.6
Interest and debt expense	**	**	0.1	0.2	0.3	0.5	1.3			1.8
Total costs and expenses	**	**	9.2	12.9	22.1	17.4	24.6			42.0
Income before income taxes	**	**	12.0	17.1	29.1	18.6	32.3			50.9
Provision for income taxes	**	**	0.1	0.1	0.2	0.3	0.2			0.5
Net Income	**	**	11.9	17.0	28.9	18.3	32.1			50.4
Less: General partner’s interest in net income attributable to the Partnership	**	**	0.2	0.4	0.6	0.8	1.7			2.5
Limited partners’ interest in net income attributable to the Partnership	**	**	11.7	16.6	28.3	17.5	30.4			47.9

Adjusted EBITDA	**	**	13.2	18.8	32.0	21.5	37.6			59.1

Distributable Cash Flow	**	**	12.6	17.8	30.4	23.3	34.3			57.6
** Information is not applicable for the pre-IPO periods.

Exhibit 99.2

STATEMENT OF INCOME (continued)

PREDECESSORS

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Transportation and terminaling services—related parties	41.2	44.2	27.6	18.0	131.0	15.2	—			15.2
Transportation and terminaling services—third parties	1.1	1.1	1.7	1.1	5.0	0.7	—			0.7
Total revenues	42.3	45.3	29.3	19.1	136.0	15.9	—			15.9

Costs and Expenses
Operating and maintenance expenses	11.4	12.8	8.3	5.1	37.6	3.3	—			3.3
Depreciation	3.4	3.2	2.3	2.8	11.7	1.2	—			1.2
General and administrative expenses	3.2	4.1	2.1	2.2	11.6	1.1	—			1.1
Taxes other than income taxes	1.3	1.1	0.8	0.8	4.0	0.6	—			0.6
Total costs and expenses	19.3	21.2	13.5	10.9	64.9	6.2	—			6.2
Income before income taxes	23.0	24.1	15.8	8.2	71.1	9.7	—			9.7
Provision for income taxes	0.1	0.1	0.1	—	0.3	—	—			—
Net Income	22.9	24.0	15.7	8.2	70.8	9.7	—			9.7

EBITDA attributable to predecessors	26.4	27.3	18.1	11.0	82.8	10.9	—			10.9

Exhibit 99.2

STATEMENT OF INCOME (continued)

CONSOLIDATED

	Millions of Dollars, Except as Indicated
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues
Transportation and terminaling services—related parties	41.2	44.2	48.7	47.8	181.9	50.5	54.5			105.0
Transportation and terminaling services—third parties	1.1	1.1	1.7	1.2	5.1	1.3	2.4			3.7
Other income	—	—	0.1	0.1	0.2	0.1	—			0.1
Total revenues	42.3	45.3	50.5	49.1	187.2	51.9	56.9			108.8

Costs and Expenses
Operating and maintenance expenses	11.4	12.8	14.2	12.8	51.2	11.6	13.0			24.6
Depreciation	3.4	3.2	3.4	4.3	14.3	3.6	3.9			7.5
General and administrative expenses	3.2	4.1	3.9	5.3	16.5	6.7	5.4			12.1
Taxes other than income taxes	1.3	1.1	1.1	1.2	4.7	1.2	1.0			2.2
Interest and debt expense	—	—	0.1	0.2	0.3	0.5	1.3			1.8
Total costs and expenses	19.3	21.2	22.7	23.8	87.0	23.6	24.6			48.2
Income before income taxes	23.0	24.1	27.8	25.3	100.2	28.3	32.3			60.6
Provision for income taxes	0.1	0.1	0.2	0.1	0.5	0.3	0.2			0.5
Net Income	22.9	24.0	27.6	25.2	99.7	28.0	32.1			60.1
Less: Net income attributable to predecessors	22.9	24.0	15.7	8.2	70.8	9.7	—			9.7
Net income attributable to the Partnership	—	—	11.9	17.0	28.9	18.3	32.1			50.4
Less: General partner’s interest in net income attributable to the Partnership	**	**	0.2	0.4	0.6	0.8	1.7			2.5
Limited partners’ interest in net income attributable to the Partnership	**	**	11.7	16.6	28.3	17.5	30.4			47.9

Net Income Attributable to the Partnership Per Limited Partner Unit—Basic and Diluted (Dollars)
Common units	**	**	0.17	0.24	0.40	0.25	0.41			0.67
Subordinated units—Phillips 66	**	**	0.17	0.24	0.40	0.24	0.41			0.65

Average Limited Partner Units Outstanding (Thousands)
Common units—public	**	**	18,889	18,889	18,889	18,889	18,889			18,889
Common units—Phillips 66	**	**	16,328	16,328	16,328	17,544	19,859			18,708
Subordinated units—Phillips 66	**	**	35,217	35,217	35,217	35,217	35,217			35,217

EBITDA	26.4	27.3	31.3	29.8	114.8	32.4	37.6			70.0

Distributable Cash Flow	**	**	12.6	17.8	30.4	23.3	34.3			57.6
** Information is not applicable for the pre-IPO periods.

Exhibit 99.2

SELECTED OPERATING DATA

PHILLIPS 66 PARTNERS LP

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr†	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines*
Pipeline throughput volumes
Crude oil	**	**	231	244	238	259	295			277
Refined products	**	**	304	315	311	314	438			376
Total	**	**	535	559	549	573	733			653

Terminals
Terminaling throughput and storage volumes
Crude oil	**	**	378	406	394	410	453			431
Refined products	**	**	268	272	270	327	457			393
Total	**	**	646	678	664	737	910			824
* Represents the sum of volumes transported through each separately tariffed pipeline segment.
† Revised to divide post-acquisition volumes by the total days in first-quarter 2014.

Revenue Per Barrel ($/BBL)
Average pipeline revenue	**	**	0.35	0.33	0.34	0.39	0.50			0.45
Average terminaling and storage revenue	**	**	0.21	0.21	0.21	0.24	0.28			0.26
** Information is not applicable for the pre-IPO periods.

CONSOLIDATED

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Pipeline, Terminal and Storage Volumes (MB/D)
Pipelines*
Pipeline throughput volumes
Crude oil	301	296	249	244	272	259	295			277
Refined products	326	385	440	448	400	418	438			428
Total	627	681	689	692	672	677	733			705

Terminals
Terminaling throughput and storage volumes
Crude oil	381	369	374	406	383	410	453			432
Refined products	317	392	423	433	391	429	457			443
Total	698	761	797	839	774	839	910			875
* Represents the sum of volumes transported through each separately tariffed pipeline segment.

Revenue Per Barrel ($/BBL)
Average pipeline revenue	0.51	0.49	0.54	0.51	0.52	0.51	0.50			0.51
Average terminaling and storage revenue	0.21	0.21	0.22	0.22	0.22	0.27	0.28			0.28

Exhibit 99.2

CAPITAL EXPENDITURES

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Partnership Capital Expenditures
Expansion capital expenditures	**	**	0.6	0.6	1.2	1.1	0.5			1.6
Maintenance capital expenditures	**	**	0.9	1.8	2.7	3.5	3.4			6.9
Total	**	**	1.5	2.4	3.9	4.6	3.9			8.5

Capital expenditures—predecessors	5.5	13.2	6.2	7.7	32.6	1.5	—			1.5
Total Capital Expenditures	5.5	13.2	7.7	10.1	36.5	6.1	3.9			10.0
** Information is not applicable for the pre-IPO periods.

CASH DISTRIBUTIONS

	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Distribution Per Unit* (Dollars)	**	**	0.1548	0.2248	0.3796	0.2743	0.3017			0.5760

Cash Distributions† ($ Millions)
Common units—public	**	**	2.9	4.3	7.2	5.2	5.7			10.9
Common units—Phillips 66	**	**	2.5	3.7	6.2	5.4	6.0			11.4
Subordinated units—Phillips 66	**	**	5.5	7.9	13.4	9.7	10.6			20.3
General partner—Phillips 66	**	**	0.2	0.3	0.5	0.8	1.6			2.4
Total	**	**	11.1	16.2	27.3	21.1	23.9			45.0

Coverage Ratio	**	**	1.13	1.10	1.11	1.10	1.44			1.28
* Third-quarter 2013 minimum quarterly distribution is prorated for the post-IPO period.
** Information is not applicable for the pre-IPO periods.
† Cash distributions declared attributable to the indicated periods.

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION

PHILLIPS 66 PARTNERS LP

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income
Net Income	**	**	11.9	17.0	28.9	18.3	32.1			50.4
Plus:
Depreciation	**	**	1.1	1.5	2.6	2.4	3.9			6.3
Net interest expense	**	**	—	0.1	0.1	0.4	1.3			1.7
Amortization of deferred rentals	**	**	0.1	0.1	0.2	0.1	0.1			0.2
Provision for income taxes	**	**	0.1	0.1	0.2	0.3	0.2			0.5
Adjusted EBITDA	**	**	13.2	18.8	32.0	21.5	37.6			59.1
** Information is not applicable for the pre-IPO periods.

PREDECESSORS

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income
Net Income	22.9	24.0	15.7	8.2	70.8	9.7	—			9.7
Plus:
Depreciation	3.4	3.2	2.3	2.8	11.7	1.2	—			1.2
Net interest expense	—	—	—	—	—	—	—			—
Amortization of deferred rentals	—	—	—	—	—	—	—			—
Provision for income taxes	0.1	0.1	0.1	—	0.3	—	—			—
EBITDA attributable to predecessors	26.4	27.3	18.1	11.0	82.8	10.9	—			10.9

Exhibit 99.2

NON-GAAP FINANCIAL MEASURES RECONCILIATION (continued)

CONSOLIDATED

	Millions of Dollars
	2013					2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income
Net Income	22.9	24.0	27.6	25.2	99.7	28.0	32.1			60.1
Plus:
Depreciation	3.4	3.2	3.4	4.3	14.3	3.6	3.9			7.5
Net interest expense	—	—	—	0.1	0.1	0.4	1.3			1.7
Amortization of deferred rentals	—	—	0.1	0.1	0.2	0.1	0.1			0.2
Provision for income taxes	0.1	0.1	0.2	0.1	0.5	0.3	0.2			0.5
EBITDA	26.4	27.3	31.3	29.8	114.8	32.4	37.6			70.0
Less:
EBITDA attributable to predecessors	26.4	27.3	18.1	11.0	82.8	10.9	—			10.9
Adjusted EBITDA	—	—	13.2	18.8	32.0	21.5	37.6			59.1
Plus:
Adjustments related to minimum volume commitments	**	**	0.1	(0.1)	—	2.3	(0.7)			1.6
Phillips 66 prefunded projects and indemnities	**	**	0.3	0.5	0.8	1.5	1.1			2.6
Transaction costs associated with the acquisition	**	**	—	0.4	0.4	1.5	—			1.5
Less:
Net interest paid	**	**	0.1	—	0.1	—	0.1			0.1
Income taxes paid	**	**	—	—	—	—	0.2			0.2
Maintenance capital expenditures	**	**	0.9	1.8	2.7	3.5	3.4			6.9
Distributable Cash Flow	**	**	12.6	17.8	30.4	23.3	34.3			57.6

Reconciliation to Net Cash Provided by Operating Activities
Net cash provided by operating activities	25.2	25.8	22.7	27.5	101.2	25.4	35.5			60.9
Plus:
Net interest expense	—	—	—	0.1	0.1	0.4	1.3			1.7
Provision for income taxes	0.1	0.1	0.2	0.1	0.5	0.3	0.2			0.5
Changes in working capital	(0.5)	1.9	8.9	1.4	11.7	6.4	0.6			7.0
Accrued environmental costs	1.2	(0.5)	(0.3)	0.7	1.1	—	—			—
Other	0.4	—	(0.2)	—	0.2	(0.1)	—			(0.1)
EBITDA	26.4	27.3	31.3	29.8	114.8	32.4	37.6			70.0
Less:
EBITDA attributable to predecessors	26.4	27.3	18.1	11.0	82.8	10.9	—			10.9
Adjusted EBITDA	—	—	13.2	18.8	32.0	21.5	37.6			59.1
Plus:
Adjustments related to minimum volume commitments	**	**	0.1	(0.1)	—	2.3	(0.7)			1.6
Phillips 66 prefunded projects and indemnities	**	**	0.3	0.5	0.8	1.5	1.1			2.6
Transaction costs associated with the acquisition	**	**	—	0.4	0.4	1.5	—			1.5
Less:
Net interest paid	**	**	0.1	—	0.1	—	0.1			0.1
Income taxes paid	**	**	—	—	—	—	0.2			0.2
Maintenance capital expenditures	**	**	0.9	1.8	2.7	3.5	3.4			6.9
Distributable Cash Flow	**	**	12.6	17.8	30.4	23.3	34.3			57.6
** Information is not applicable for the pre-IPO periods.